UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       April 30, 2017

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation)
1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)
650 FROM ROAD , SUITE 375 PARAMUS, NEW JERSEY	07652-3556
(Address of principal executive offices)	(Zip Code)

(201) 267-8000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.02.                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Movado Group, Inc. (the “Company”) previously announced that its President, Ricardo Quintero, would be departing the Company on April 30, 2017.  On April 30, 2017, the Company and Mr. Quintero entered into a Separation Agreement and General Release (the “Separation Agreement”) setting forth certain arrangements relating to his separation from service.  Under the Separation Agreement, Mr. Quintero will receive bi-weekly payments equivalent, on an annualized basis, to his annual salary plus his $12,000 per year automobile allowance, for the twelve-month period beginning May 1, 2017. Mr. Quintero will be allowed to continue participating in the Company’s medical, dental and vision plan through October 31, 2018, and the Company will pay the plan premiums in excess of the rate applicable to active employees. The Company will also pay the costs of Mr. Quintero’s participation in an outplacement assistance program. Under the Separation Agreement, Mr. Quintero also received a lump sum payment of $316,950 primarily in respect of certain restricted stock units forfeited as a result of his separation of employment. In connection with these compensation arrangements, Mr. Quintero agreed to certain restrictive covenants, including restrictions on his ability (i) to compete with the Company for a 15-month period beginning on his separation date and (ii) to solicit the employment of Company employees for an 18-month period beginning on his separation date.
The above description is qualified by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.
Item 9.01.                     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and General Release dated as of April 30, 2017 between Movado Group, Inc. and Ricardo Quintero.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 4, 2017
MOVADO GROUP, INC.

By:	/s/ Mitchell C. Sussis
Name:	Mitchell C. Sussis
Title:	General Counsel